Exhibit 99.1

Investor Presentation June 2019

Disclaimer This investor presentation (“Investor Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Leo Holdings Corp. (“Leo”) and Queso Holdings Inc. (“Queso”), the corporate parent of CEC Entertainment, Inc. (“CEC”, “Chuck E Cheese’s” or the “Company”), pursuant to the Business Combination Agreement among Leo, Queso and the other parties thereto. The information contained herein does not purport to be all-inclusive and none of Leo, CEC, Queso nor their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Investor Presentation. This Investor Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CEC, Queso or Leo, or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Investor Presentation may also be restricted by law and persons into whose possession this Investor Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Investor Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward-Looking Statements. Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or Leo’s or the Company’s future financial or operating performance. For example, projections of future Adjusted EBITDA, Gross Profit, Capital Expenditures and Free Cash Flow are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Leo and its management, and CEC and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including competition and general economic conditions for the Company and its management, and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in (i) Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Leo nor the Company undertakes any duty to update these forward-looking statements. Financial Presentation. All Company financial information included in this presentation is consolidated financial information of Queso, the direct parent holding company of CEC and the entity that will be party to the transaction with Leo. Queso has no material assets other than its ownership of CEC and conducts no operations other than through CEC and its subsidiaries. Non-GAAP Financial Information. In this presentation, Leo and the Company may refer to certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Venue-Level Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDAR margin, Free Cash Flow and Free Cash Flow Conversion. To the extent Leo and the Company disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Adjusted EBITDA and the other non-GAAP financial measures included in this presentation may not necessarily contain the same adjustments as similarly labeled measures included in the proxy statement/prospectus respecting the transaction referred to below. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections. This Investor Presentation contains financial forecasts of the Company. Neither the Company’s independent auditors, nor the independent registered public accounting firm of Leo, audited, reviewed, complied, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results. Additional Information. In connection with the proposed Business Combination, including the domestication of Leo as a Delaware corporation, Leo has filed with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Leo, and after the registration statement is declared effective, Leo will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Leo’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about CEC, Leo and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Leo as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Leo Holdings, Corp., 21 Grosvenor Place, London, SW1X 7HF. Participants in the Solicitation. Leo and its directors and executive officers may be deemed participants in the solicitation of proxies from Leo’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Leo is contained in Leo’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Leo Holdings, Corp., 21 Grosvenor Place, London, SW1X 7HF. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. Queso and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Leo in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination has been included in the preliminary proxy statement/prospectus for the proposed Business Combination. 2

CEC is a Leader in Family Entertainment

- A leading owner, operator and franchisor of a global network of entertainment and dining venues across two complementary brands
- Founded in 1977; 40+ year track record
- Highly profitable venue base that combines games, entertainment, merchandise and food
- Strong value proposition that attracts a broad customer base that wants FOOD & FUN!

CHUCK E. CHEESE'S — Where A Kid Can Be A Kid®

"Where a Kid Can Be A Kid®"

peter piper pizza

"Pizza Made Fresh, Families Made Happy"

Key Statistics

748 Systemwide Venues	**$914m** LTM Q1'19 Revenue	**+7.7%** Same Store Sales (Q1'19)[(1)]	**4** Consecutive Quarters of SSS growth[(1)]
~85% LTM Q1'19 Gross Margin	**$185m** LTM Q1'19 Adjusted EBITDA[(2)]	**~20%** LTM Q1'19 Adjusted EBITDA Margin	**$187m** FY19E Adjusted EBITDA

#1 Brand for Family Entertainment

#1 Birthday Brand in America


FUN!
FOOD!
KIDS!
FAMILIES!

3

(1) Defined as sales for domestic owned company-operated venues that have been open for more than 18 months as of the beginning of each respective fiscal year or for acquired venues the Company has operated for at least 12 months as of the beginning of each respective fiscal year.

(2) See "Non-GAAP Financial Information" and "Appendix."

CEC Offers A Truly Unique Value Proposition For Kids Restaurants Family Entertainment Destination Entertainment Full Service Global Player Dining Regional / Domestic Players Pizza-Focused QSR CEC is the Most Scaled Player in the Industry 748 142 ~6x CEC is the only global player 606 127 121 62 44 41 32 25 21 18 18 16 15 13 12 10 Dave er’s Brunswick Zone Studio Movie Grill Lu e Vail Resorts Punch Bowl Social Se 4

CEC: Then vs. Now

Substantial Investments Have Strengthened and Accelerated CEC's Go-Forward Growth Profile

		2012	2019	Then vs. Now
Business Operations	Operational Systems	▪ Limited	▪ Labor and Inventory Management, ERP, Birthday Web System, etc.	▪ Improved efficiency
	Game Redemptions	▪ Tokens	▪ RFID Game Card/Systems	▪ Modernized guest experience
	Guest Data	▪ Little to no data	▪ PlayPass enables game play tracking ▪ Loyalty Program	▪ Improved management
	Marketing	▪ All linear kids TV	▪ New digital capabilities	▪ Increased reach and ROI
Organic Growth Levers	Pricing / Spend	▪ No ability to take game price	▪ New grids and capabilities ▪ Increasing average ticket	▪ Analytically rigorous approach
	Traffic Drivers and Approach	▪ No major innovation ▪ Aging venue base	▪ Test and learn approach ▪ New products/messages	▪ Foundation for future growth
	Store Base	▪ "Old" image without opportunities to modernize	▪ Tested new image that is a proven traffic driver	▪ Refreshed image more attractive for parents
	New Stores	▪ Limited new stores with limited data and innovation ▪ Replying to international inquiries	▪ Continued underpenetrated markets globally ▪ Aggressive effort to find high quality partners	▪ Opportunity for expansion following remodel program ▪ Large opportunity in new markets

5

Who We Are Today

Iconic Brand Offering Families a Unique Experience

- Iconic brand that kids love with unparalleled brand awareness
- Offers a highly differentiated, affordable experience

99% Aided Awareness, 61% Unaided Awareness[1]


61%
21%
8%
7%
3%
2%
CHUCK E. CHEESE'S
SKY ZONE
Monkey Joe's

Highly Resilient Through Economic Cycles

- CEC price point is attractive in any economic condition
- Demonstrated resiliency in historical economic downturns

Performance During Past Recessions

Avg. SSS[2]

3.4%	1.3%	0.1%
1990-1992 Oil Shock	2000-2002 Dot Com	2008-2010 Great Recession

Structurally Superior Gross Profit Margins

- Diversified high margin revenue mix results in industry-leading margins
- Low product cost component for entertainment and merchandise offerings

2018A Gross Margin Build

92% Entertainment & Merchandise + 76% Food & Beverage + 100% Franchise Royalties = 85% CEC entertainment

+1,400 bps higher than restaurant median[3]

Attractive Free Cash Flow Dynamics

- Consistently strong margins and limited maintenance CapEx
- High level of free cash flow available for investments

Free Cash Flow Conversion: ~80%[4]

Free Cash Flow[5]


$174
$145
$130
$152
$172
2016A
2017A
2018A
2019E
2020E

Low Maintenance Capex Leads To High Free Cash Flow Conversion[4]

(1) Chuck E. Cheese's Brand Tracking Study, Russell Research, September 2018. When mothers (on an unaided basis) were asked "When thinking about places to take your children for family-fun and entertainment, and also having a meal and/or snacks, what is the first place that comes to mind? What other places come to mind?"
(2) Showing average of Chuck E. Cheese's SSS during referenced years.
(3) Financials as of FY18. Restaurant median includes: BJ's, Cheesecake Factory, Cracker Barrel, Darden, Texas Roadhouse.
(4) Calculated as (Adj. EBITDA – Maintenance CapEx) / Adj. EBITDA. See "Non-GAAP Financial Information" and "Appendix."
(5) Calculated as Adj. EBITDA – Maintenance CapEx. See "Non-GAAP Financial Information" and "Appendix."

6

CEC's Growth Opportunity

Chuck E. Cheese's Frequency Of Visits	Spending Per Visit(1)	AUV Uplift From Remodels ($mm)	International Venue Growth
Benefits of operational improvements	Leverage investments for new products and price to increase ticket	Ongoing remodel program	Expanding franchised international presence
Potential to grow visits by neutralizing veto votes	***~2.5x higher spend on other out-of-home experiences***	***~12%+ AUV growth proven at new remodels***	***Signed development agreements for 82 additional venues***



3
9
Average Visits (2) Per Year
Average (2) Requests to Visit Per Year



$39
$112
CHUCK E. CHEESE'S
Movie Theaters



$1.6
$1.8
CHUCK E. CHEESE'S
CHUCK E. CHEESE'S
Current AUV
Projected AUV



108
190
Current
Potential
International Franchise Venues

(1) Pricing for parties of 2 adults and 2 children for an everyday visit.
(2) Chuck E. Cheese's Brand Tracking Study, Russell Research, October 2018.

7

PlayPass Revolutionized Gameplay and Management Overview Benefits ï® PlayPass is RFID card replacement to ïƒ¼Better reporting and tracking of game prior token system popularity ï® Investment of $56mm in growth capital to ïƒ¼Enhanced game management and develop optimized layout ï® Rollout to all company operated locations ïƒ¼Improved uptime (no more token jams) completed in 2018 ïƒ¼Lower costs (fewer labor hours ï® Customer reaction has been extremely counting tokens, reduced shrinkage) positive ïƒ¼Enhanced ability to manage dynamic game pricing 8

All You Can Play (“AYCP”) Changes the Gaming Business Model Impact of AYCP ï® AYCP: Guests purchase time blocks with 2018 Entertainment & Merchandise Mix as a Percent of Total Revenue unlimited games instead of purchasing a Revenue shift to higher- 60.0% margin entertainment specific number of points 58.0% offering 56.0% Nationwide Rollout in July 2018 ï® Tested in 2017; launched in July 2018 54.0% 52.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec ï® Difficult to copy given competitor’s 2018 cost structure per game (price per AYCP is Perceived as a Greater Value Proposition game and COGS %) Positive Comments on Price NPS(1) scores in AYCP venues 2012 Guest buys 60 tokens AYCP 66% higher than control group Non-AYCP 44% venues 2015 Guest buys 60 points Guest chooses: 2019 60 points or 60 minutes (1) Net Promoter Score represents percent of positive responses to guest survey asking “How likely is it that you would recommend Chuck E. Cheese’s to a friend or colleague?” 9

Pricing Initiatives and More Tickets Drive Perceived Value

	Now	Future
Pricing Initiatives	✓ CEC has taken little to no material game pricing historically ✓ CEC's gameplays average ~$0.25, while competitor pricing can average over $1 per game ✓ CEC is currently testing various pricing initiatives	■ Grid pricing: Pricing by location/market ■ Flex pricing: Pricing by day of week, time of day ■ Untapped pricing: – Weather-based – More dynamic promotional calendar
More Tickets	✓ Tested in 2017; launched nationwide in Q3 2018 ✓ Surprise and delight effect: the thrill of winning and access better prizes ✓ Low cost of prizes limits margin impact from increased gameplay	■ Since only fully launched in Q3 2018, continuing to realize annualized benefits ■ Initial tests show opportunity for increasing tickets per tap even further to generate more sales


PLAY
Choose Minutes of ALL YOU CAN PLAY for unlimited play on all games!
Minutes or Points | Per Card | Per Card with DEALS
30 or 33 | $11 | $10
45 or 48 | $16 | $14
60 or 64 | $21 | $18
90 or 98 | $27 | $22
120 or 132 | $33 | $27


DEALS
PLAY
DRINKS
BEER&WINE
Take a Weekday
Fun Break!
Save on PLAY
Monday - Friday
Best deals
before 3pm!





10

Remodel (“Reimaging”) Program: 32 completed to date. 60 planned for 2019 and 90 per year going forward ï,§ Program includes fulsome changes to the venues: ïƒ¼Exterior and Signage ïƒ¼Star Dance Stage ïƒ¼Pizza Window ïƒ¼Digital Menu Boards ïƒ¼Booths / Tables / ïƒ¼New Carpet / Tile Chairs ïƒ¼Refreshed Game ïƒ¼Art / Décor Offering Growth Opportunity ï,§ Post 2018, ~480 remodels yet to be completed(1) ï,§ Potential incremental Adj. EBITDA of ~$45-55mm(2) Pre vs. Post Remodel Performance Remodel Projections (Change in SSS Performance vs. Core Venue Base) (3) 16.5% Cost per Remodel $525k-$575k 12.2% Sales Uplift +12% (~$200k) Flow Through ~50-60% 2017 Remodels—Year 1 2018 Remodels—Year 1 SSS Improvement vs. Core SSS Improvement vs. Core Cash-on-Cash Return 20%+ Remodels: 7 25 11 (1) Future venues to be remodeled from 2019 onwards. Excludes remodels for Peter Piper Pizza. (2) Assumes 480 venues, $1.6mm AUV, 12% AUV uplift and 50-60% flow through. (3) Through Week 13, 2019.

International New Venue Opportunity Historical Franchise Venue Count ï® The Company currently has a total of 108 international franchised venues of venues Pro Forma for ~26% Development Agreements franchised 276—65 Chuck E. Cheese’s Chuck E Cheese’s 82—43 Peter Piper Pizza 188 192 196 194 International Franchise 172 176 2013 – 2018 CAGR: 25% 46 44 43 43 ï® Given CEC’s universal appeal to a global 46 48 46 consumer base, management believes there is 61 61 61 61 62 opportunity for significant international growth 62 62 47 49 51 55 65 65 65 30 39 51 59 11 13 16 21 ï® CEC’s key competitors have little to no 36 36 35 34 32 presence internationally 29 29 26 26 25 25 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1’19 Pro Forma Domestic International Domestic International Development Agreements Country Future Commitments Bahrain 2 Chile 2 Colombia 4 Costa Rica 2 Egypt 5 El Salvador 2 Honduras 1 India 7 India Jordan 4 Guam Kuwait 4 Mexico 16 Existing Presence Oman Oman 3 United Pakistan 4 Saudi 2019 Franchise Arab Peru 2 Arabia Opening Emirates Saudi Arabia 23 Future Near Term Trinidad 1 Expansion Plan Total 82 12

Recent Momentum and Financial Performance Strong Same Store Sales Accelerating LTM Adj. EBITDA Growth(1) ($ in millions) $185 $175 $171 7.7% $167 20.2% 3.3% 2.2% 19.5% 19.2% 1.0% 18.9% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Margin 2018A 2019A 2018A 2019A Net Promoter Score(2) At All Time Highs Commentary ï® Strong performance in Q1 2019 91% 91% – SSS of +7.7%, impacted by Easter and school breaks 89% 86% 87% 86% 87% 84% 84% – Entertainment increasing to 54.8% of total revenue 82% 80% Q1’s calendar benefit has an offset in Q2 – 75% 73% ï® Consistently positive quarterly SSS since launching More 70% 71% 69% Tickets and AYCP ï® 32 newly remodeled venues added in Q3 and Q4 2018 are expected to positively contribute to 2019 results Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Additional 60 remodels to be completed – in 2019 2017 2018 2019 ï® Guest reactions to AYCP, More Tickets and remodeled Receipt Survey Birthday Party locations have been extremely positive (1) See “Non-GAAP Financial Information” and “Appendix.” 13 (2) Net Promoter Score represents percent of positive responses to guest survey asking “How likely is it that you would recommend Chuck E. Cheese’s to a friend or colleague?”

Financial Summary Venue Count Revenue ($ in millions) $924 $974 $898 $887 $896 $929 754 750 765 781 $833 731 732 747 148 149 142 140 144 149 144 62 68 80 85 91 102 115 527 524 523 520 515 515 517 2014A 2015A(1) 2016A 2017A 2018A 2019E 2020E(1) 2014A 2015A 2016A 2017A 2018A 2019E 2020E CEC-Owned CEC-Franchised PPP-Company Owned & Franchised Remodels: (2) – – – 7 25 60 90 SSS: (2.2%) (0.4%) 2.8% (4.8%) (0.0%) 4.2% 4.0% Cumulative Remodels: – – – 7 32 92 182 Adj. EBITDA(3) Capital Expenditures ($ in millions) ($ in millions) “Other CapEx” includes $56mm for PlayPass in 2015 – 2017 $99 $103 $94 $98 $12 $208 $9 $205 $205 $78 $80 $5 $15 $192 $43 $7 $187 $39 $181 $22 $5 $175 $23 $41 $51 $14 $17 $15 $13 $5 $4 23% 23% 23% 20% 21% $45 20% 20% $34 $36 $35 $33 $29 2014A 2015A(1) 2016A 2017A 2018A 2019E 2020E (1) 2015A 2016A 2017A 2018A 2019E 2020E Maintenance CapEx Remodeling New Venues Other (4) % Margin Total Growth CapEx (1) Shown on a 52-week basis. (4) Includes CapEx related to PlayPass, IT Initiatives and Other Growth Initiatives. 14 (2) Shown on calendar basis. (3) See “Non-GAAP Financial Information” and “Appendix.”

Proposed Transaction Summary

Illustrative PF Valuation

($ in millions, except per share data)

CEC Illustrative Share Price	$10.00
Pro Forma Shares Outstanding	70
Pro Forma Equity Value	**$700**
Plus: Estimated Pro Forma Net Debt	601 (1)(2)
Plus: Sale Leaseback Interest and Amort. @ 8.0x	109
Pro Forma Enterprise Value	**$1,409**

Transaction Multiples	
EV / 2019E Adj. EBITDA	7.5x (3)(4)
EV / 2020E Adj. EBITDA	6.9x (3)(4)

Ownership @ $10.00 per Share[6]



SPAC Shareholders 28.6%
Additional PIPE Equity 15.3%
Leo Sponsor 4.6%
Existing Shareholder Rollover 51.5%

Sources and Uses

($ in millions)

Sources	
SPAC Cash in Trust	$200
Rollover PF Net Debt	709 (3)
Additional PIPE Equity	100
Leo Sponsor	33
Existing Shareholder Rollover	360
Total Sources of Funds	**$1,402**

Uses	
Paydown of Senior Notes	$260 (5)
Cash to Balance Sheet	17
Rollover PF Net Debt	709
Existing Shareholder Rollover	360
Leo Sponsor	33
Estimated Fees and Expenses	23
Total Uses of Funds	**$1,402**

PF Leverage

($ in millions)

Net Total Leverage	**3.2x** (7)
Cash	$134 (2)
Plus: Undrawn Revolver	95
Less: Letters of Credit	(9)
Liquidity	**$220**

Key Dates

Date	Event
April 2019	■ Announce and file preliminary proxy
Q3 2019	■ Shareholder vote and close

Note: Transaction summary shown assumes $100mm PIPE investment and no redemptions from $200mm existing SPAC shareholders. Pro forma net debt is based on Q1 balances that may be subject to variation at time of the consummation of the transaction (including, for the avoidance of doubt, the computation and amount of cash, capital leases, and the capitalized sale leaseback obligation based on its associated interest and amortization). Ownership figures and available cash after giving effect to redemptions may vary based on transaction redemptions. All figures exclude any employee option agreements and long-term incentive plan that may be put into place after closing for the benefit of employees of Chuck E Cheese Brands Inc.

(1) Includes $13mm in capital leases.
(2) For purposes of this illustration, estimated pro forma net debt is based on cash at Q1 2019 end of $117 million (including ~$5 million of cash at Queso Holdings Inc.). To the extent actual cash is higher or debt is lower at closing, pro forma net debt and enterprise value will be lower by the same amount. To the extent actual cash is lower or debt is higher at closing, pro forma net debt and enterprise value will be higher by the same amount.
(3) Enterprise value includes Sale Leaseback interest and amortization capitalized at 8.0x.
(4) 2019E Adj. EBITDA of $187mm and 2020E Adj. EBITDA of $205mm. CEC FY2020E shown on 52-week basis.
(5) Includes redemption premium of 2%.
(6) 1.05mm founder shares transferred to Apollo and 700,000 founder shares transferred to PIPE holders for no additional consideration.
(7) Assumes Senior Unsecured Notes of $255mm are paid off. Figure only includes third-party borrowed money.

15

Appendix

Reconciliation of Non-GAAP Financial Measures

($ in millions)	FY 2014[(1)]	FY 2015[(2)]	FY 2016	FY 2017	FY 2018	LTM Q1'19
Net income (loss) as reported	(70.3)	(8.1)	(4.0)	52.5	(20.5)	(11.7)
Interest Expense	62.1	69.3	67.7	69.1	76.3	77.5
Income tax expense (benefit)	(31.3)	(4.4)	(2.9)	(74.6)	(5.2)	(1.9)
Depreciation and amortization	128.4	116.4	119.6	109.8	100.7	98.5
EBITDA	**$88.9**	**$173.2**	**$180.4**	**$156.8**	**$151.3**	**$162.4**
(1) Non-cash impairments, gain or loss on disposal	10.1	8.9	10.1	9.2	10.4	10.1
(2) Unrealized Gain or Loss on foreign exchange	--	--	--	--	1.2	0.6
(3) Non-cash stock-based compensation	13.3	0.8	0.7	0.6	0.3	1.4
(4) Rent expense book to cash	9.5	7.6	7.9	5.7	7.0	5.5
(5) Franchise revenue, net cash received	2.6	1.2	0.1	--	1.6	1.9
(6) Venue pre-opening costs	1.3	0.8	1.6	0.9	0.2	0.2
(7) One-time and unusual items	65.2	11.5	5.8	6.7	2.9	2.6
Impact of purchase accounting	1.5	1.0	1.4	0.8	--	--
Adjusted EBITDA	**$192.4**	**$205.0**	**$208.0**	**$180.7**	**$174.9**	**$184.7**
Maintenance Capex	(32.2)	(29.2)	(33.8)	(35.7)	(44.7)	(45.9)
Free Cash Flow (FCF)	**$160.2**	**$175.8**	**$174.2**	**$145.0**	**$130.2**	**$138.8**
Adjusted EBITDA	**$192.4**	**$205.0**	**$208.0**	**$180.7**	**$174.9**	**$184.7**
(8) Rent Expense	90.0	98.3	97.2	97.1	97.6	97.0
(8) Rent Expense book to cash	(9.5)	(7.6)	(7.9)	(5.7)	(7.0)	(5.5)
Adjusted EBITDAR	**$272.9**	**$295.7**	**$297.3**	**$272.1**	**$265.5**	**$276.1**

1. Relates primarily to the impairment of company-operated venues or impairments of long lived assets, gains or losses upon disposal of property or equipment, and inventory obsolescence charges in 2015 and 2014 outside of the ordinary course of business
2. Relates to unrealized gains on the revaluation of our indebtedness with our Canadian subsidiary. Effective January 1, 2018, we no longer consider undistributed income from our Canadian subsidiary to be permanently invested
3. Represents non-cash equity-based compensation expense
4. Represents the removal of non-cash portion of rent expense relating to the impact of straight-line rent and the amortization of cash incentives and allowances received from landlords, plus the actual cash received from landlords incentives and allowances in the period in which it was received
5. Represents actual cash received from franchise fees received in the period for post-acquisition franchise development agreements, which we do not start recognizing as revenue until the franchise venue is opened. This adjustment for franchise revenue, net of cash received, has been included because, among other things, (a) it is consistent with how management assesses profitability of Queso's franchise operations and of Queso as a whole, in part because this formulation of Adjusted EBITDA better matches the cash received to the expenses associated with a development agreement, (b) the Business Combination, and the related common stock investments instruments were negotiated based in part on historical and projected Adjusted EBITDA, computed with this adjustment, and (c) it is consistent with how EBITDA is defined for purposes of the covenants in the debt agreements of Queso.
6. Relates to start-up and marketing costs incurred prior to the opening of new company-operated venues and generally consists of payroll, recruiting, training, supplies and rent incurred prior to venue opening. This adjustment for venue pre-opening costs has been included because Leo and Queso believe is important to illustrate core performance across reporting periods on a consistent basis
7. One time items include non-recurring income and expenses primarily related to (i) accounting, investment banking, legal and other costs incurred in connection with the acquisition by Apollo in 2014, the sale leaseback transaction completed in 2014 and the acquisition of Peter Piper Pizza in 2014; (ii) severance expense, executive termination benefits and executive search fees; (iii) one-time integration costs, including consulting fees, accounting service fees, IT system integration costs and travel expenses incurred in connection with the integration of Peter Piper Pizza; (iv) legal fees, claims and settlements related to litigation in respect of the acquisition by Apollo in 2014; (v) legal claims and settlements related to employee class action lawsuits and settlements; (vi) one-time costs incurred in connection with the 2015 relocation of the Company's corporate offices; (vii) professional fees incurred in connection with one-time strategic corporate and tax initiatives, such as accounting and consulting service fees incurred to enhance transfer pricing and implement Play Pass, initial fees incurred in connection with the overseas outsourcing of our accounts payable and payroll function, and costs related to the transition in 2015 to new advertising agencies whereby we were under contract for duplicate advertising agency fees for a period of time; (viii) removing the initial recognition of gift card breakage revenue related to prior years on unredeemed Chuck E. Cheese's gift card balances sold by third parties; (ix) removing insurance recoveries relating to prior year business interruption losses at certain venues, primarily relating to natural disasters, fires and floods; (x) removing proceeds received related to the early termination of a venue lease by the property landlord pursuant to a decision by the landlord to demolish the shopping mall where the venue was located; (xi) one-time costs related to the early termination of a supplier contract in connection with the transition to a new supplier; (xii) one-time training and travel-related costs incurred in connection with training venue employees in connection with the implementation of our Play Pass initiative and the re-imaging effort of the venues in our Chuck E. Cheese portfolio; (xiii) one-time marketing expenses related to the grand openings of our re-imaged Chuck E. Cheese venues; and (xiv) non-recoverable account balances written off outside of the ordinary course of business
8. Figures include both venue and corporate office rent

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(1) FY 2014 reflects combined Successor (subsequent to Apollo acquisition) and Predecessor (prior to Apollo acquisition) periods.
(2) Fiscal 2015 was 53 weeks in length and all other fiscal years presented were 52 weeks. Fiscal 2015 in the table above is presented on a 52 week basis.

Quarterly Reconciliation of Non-GAAP Financial Measures

($ in millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net income (loss) as reported	17.8	(6.2)	(11.2)	52.1	12.2	(9.0)	(9.5)	(14.2)	21.0
Interest Expense	17.0	17.1	17.5	17.5	18.6	19.1	19.1	19.5	19.8
Income tax expense (benefit)	10.8	(3.5)	(5.3)	(76.6)	3.9	(2.2)	(2.3)	(4.6)	7.1
Depreciation and amortization	28.3	27.6	27.1	26.8	26.6	25.5	24.7	23.9	24.3
EBITDA	**$73.9**	**$35.0**	**$28.1**	**$19.8**	**$61.3**	**$33.4**	**$32.0**	**$24.6**	**$72.2**
1 Non-cash impairments, gain or loss on disposal	1.8	2.0	3.6	1.9	1.2	2.4	5.9	0.9	1.0
2 Unrealized Gain or Loss on foreign exchange	--	--	--	--	0.3	0.3	(0.4)	1.0	(0.3)
3 Non-cash stock-based compensation	0.2	0.1	0.2	0.1	0.1	0.2	(0.1)	0.1	1.2
4 Rent expense book to cash	1.0	1.9	1.2	1.6	2.2	2.0	1.0	1.8	0.7
5 Franchise revenue, net cash received	(0.1)	(0.3)	--	0.3	0.4	0.3	(0.0)	0.9	0.7
6 Venue pre-opening costs	0.2	0.2	0.2	0.3	0.0	0.0	0.1	0.1	--
7 One-time and unusual items	1.3	1.5	1.2	2.7	0.8	0.7	0.0	1.4	0.5
Impact of purchase accounting	0.2	0.6	0.0	0.0	--	--	--	--	--
Adjusted EBITDA	**$78.5**	**$41.0**	**$34.5**	**$26.7**	**$66.3**	**$39.3**	**$38.5**	**$30.8**	**$76.0**
Maintenance Capex	(8.4)	(7.9)	(9.8)	(9.6)	(12.1)	(13.1)	(7.8)	(11.6)	(13.3)
Free Cash Flow (FCF)	**$70.1**	**$33.1**	**$24.7**	**$17.1**	**$54.1**	**$26.2**	**$30.7**	**$19.2**	**$62.7**
Adjusted EBITDA	**$78.5**	**$41.0**	**$34.5**	**$26.7**	**$66.3**	**$39.3**	**$38.5**	**$30.8**	**$76.0**
8 Rent Expense	23.6	24.2	24.6	24.7	24.3	25.0	24.1	24.2	23.7
8 Rent Expense book to cash	(1.0)	(1.9)	(1.2)	(1.6)	(2.2)	(2.0)	(1.0)	(1.8)	(0.7)
Adjusted EBITDAR	**$101.1**	**$63.3**	**$57.9**	**$49.8**	**$88.4**	**$62.3**	**$61.6**	**$53.2**	**$98.9**

1. Relates primarily to the impairment of company-operated venues or impairments of long lived assets, gains or losses upon disposal of property or equipment, and inventory obsolescence charges in 2015 and 2014 outside of the ordinary course of business
2. Relates to unrealized gains on the revaluation of our indebtedness with our Canadian subsidiary. Effective January 1, 2018, we no longer consider undistributed income from our Canadian subsidiary to be permanently invested
3. Represents non-cash equity-based compensation expense
4. Represents the removal of non-cash portion of rent expense relating to the impact of straight-line rent and the amortization of cash incentives and allowances received from landlords, plus the actual cash received from landlords incentives and allowances in the period in which it was received
5. Represents actual cash received from franchise fees received in the period for post-acquisition franchise development agreements, which we do not start recognizing as revenue until the franchise venue is opened. This adjustment for franchise revenue, net of cash received, has been included because, among other things, (a) it is consistent with how management assesses profitability of Queso's franchise operations and of Queso as a whole, in part because this formulation of Adjusted EBITDA better matches the cash received to the expenses associated with a development agreement, (b) the Business Combination, and the related common stock investments instruments were negotiated based in part on historical and projected Adjusted EBITDA, computed with this adjustment, and (c) it is consistent with how EBITDA is defined for purposes of the covenants in the debt agreements of Queso.
6. Relates to start-up and marketing costs incurred prior to the opening of new company-operated venues and generally consists of payroll, recruiting, training, supplies and rent incurred prior to venue opening. This adjustment for venue pre-opening costs has been included because Leo and Queso believe is important to illustrate core performance across reporting periods on a consistent basis
7. One time items include non-recurring income and expenses primarily related to (i) severance expense, executive termination benefits and executive search fees; (ii) legal fees, claims and settlements related to litigation in respect of the acquisition by Apollo in 2014; (iii) legal claims and settlements related to employee class action lawsuits and settlements; (iv) professional fees incurred in connection with one-time strategic corporate and tax initiatives, such as accounting and consulting service fees incurred to enhance transfer pricing and implement Play Pass; (v) removing insurance recoveries relating to prior year business interruption losses at certain venues, primarily relating to natural disasters, fires and floods; (vi) one-time training and travel-related costs incurred in connection with training venue employees in connection with the implementation of our Play Pass initiative and the re-imaging effort of the venues in our Chuck E. Cheese portfolio; and (vii) one-time marketing expenses related to the grand openings of our re-imaged Chuck E. Cheese venues
8. Figures include both venue and corporate office rent

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CHUCKE CHEESES WHERE A KID CAN BE A KID Peter piper pizza